SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report:  July 10, 1998




                                ITEX CORPORATION
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             (Exact name of registrant as specified in its charter)



NEVADA                               0-18275                         93-02292994
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(State or other                   (Commission                   (I.R.S. Employer
jurisdiction                      File Number)               Identification No.)
of incorporation)



10300 S.W. Greenburg Road, Portland, Oregon                           97223
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code   (503) 244-4673
                                                  ------------------------------





(Former name or address, if changed since last report.)












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ITEM 2.  Acquisition or Disposition of Assets

         On June 25, 1998, ITEX Corporation, a Nevada corporation (the "Company") through its wholly owned subsidiary IME, Inc., a Nevada corporation ("IME") entered into a Stock Purchase Agreement with Saul Yarmak, an individual resident of Nevada ("Yarmak"), Business Exchange International Corp., a Nevada corporation ("BEI") and BXI Trade Exchange, Inc., a California corporation ("Exchange") to acquire all of the capital stock of BEI owned by Yarmak (the "Agreement"). The following summarizes the material terms of the acquisition.

         The Company purchased from Yarmak 12,500 shares of the issued and outstanding capital stock of BEI (the "Yarmak Stock"), which represents the remaining 50% of the total issued and outstanding stock of BEI not already owned by IME.

         The Company purchased the Yarmak Stock by payment to Yarmak of $3,600,000.00, $1,000,000 of which had been paid to Yarmak on April 2, 1998. In addition, the Company paid Yarmak the additional sum of $125,000 as reimbursement for moneys advanced by Yarmak to purchase the Savannah, GA and St. Louis, MO offices of the BXI Trade Exhange. The source of the funds for the acquisition of the Yarmak Stock was a private placement of the Company's Series A Preferred Stock as reported by the Company on Form 8-K on April 17, 1998.

         BEI is the owner and operator of the BXI Retail Trade Exchange and will continue to be so with IME as its sole shareholder. BEI will continue to operate the BXI Retail Trade Exchange separate and apart from the ITEX Retail Trade Exchange. As further consideration under the Agreement, the Company agreed that BEI would employ Robert Bessler as bei'S president under a three year employment contract at a salary of $100,000 per year. In addition, BEI engaged Saul Yarmak as a consultant for a period of three years at $4,862 per month.

ITEM 7.  Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

         The financial statements of Business Exchange International Corp. will be filed not later than 60 days after the date of this Form 8-K by amendment to this Form 8-K.

(b)  Pro forma financial information.  N/A

(c)  Exhibits

Exhibit                                       S.E.C. Ref. No.

Stock Purchase Agreement between the Company      10
and Yarmak, BEI and Exchange.

                                   Signatures

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated this 10th day of July, 1998.



                                            ITEX Corporation



                                            By: /s/ Graham H. Norris
                                               ---------------------
                                            Name: Graham H. Norris, Sr.
                                            Title: President and CEO
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